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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)   May 21, 1996
                                                        ------------

                         MADISON BANCSHARES GROUP, LTD.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


         Pennsylvania                 0-1739                 23-2512079
   -------------------------  ------------------------  ----------------------
    (State or other juris-    (Commission File Number)  (IRS Employer Indenti-
   diction of incorporation)                                 fication No.)


1767 Sentry Parkway West, Blue Bell, PA                       19422
- ---------------------------------------                       -----
(Address of principle executive offices)                    (Zip Code)


Registrant's telephone number, including area code    215-641-1111
                                                      ------------

                                     N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS.

     On May 21, 1996, Madison Bancshares Group, Ltd. announced that, at its Annual Meeting of Shareholders held on May 21, 1996, shareholders voted to reelect the slate of incumbent directors nominated by its existing Board of Directors. A copy of the press release relating to the reelection of such directors is attached hereto as Exhibit I.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C)  EXHIBITS

          I.  Press Release dated May 21, 1996

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MADISON BANCSHARES GROUP, LTD.
                              (Registrant)

Date: May 29, 1996                 By: /s/ E. Cheryl Hinkle
                                       --------------------------------------
                                   Name: E. Cheryl Hinkle
                                   Title: Senior Vice President

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                                    EXHIBIT I

                                   News Release

     Madison Bancshares Reelect Incumbents in Board of Directors Election

BLUEBELL, PA, May 21, 1996 --- At the annual meeting held today at the Plymouth Country Club, Madison Bancshares shareholders voted to reelect the slate of incumbent directors nominated by the existing Board of Directors.

     The vote showed support for the Board's long-term strategic policy focusing on internal growth. Former chairman and director of the company Alan T. Schiffman demanded that the company entertain outside offers to acquire Madison, despite the board's decision to remain independent. As a result of these differences, Schiffman nominated an opposition slate of directors.

     Reelected to the board for three-year terms were Peter D. DePaul, current chairman; Arnold M. Katz; Lorraine C. King, M.D.; and Michael J. O'Donoghue.

     Commenting on the results of the election, Vito A. DeLisi, President stated that the shareholders vote reaffirmed the decision of the Board to remain independent and to achieve growth by improving earnings, expanding branch banking, and raising additional capital as needed in the equity markets.

     "We believe that over the past six years the company established a firm foundation and a solid reputation that will surely enhance future growth -- especially in our market area that has seen major consolidations of regional banks," said DeLisi. "Now that we received overwhelming approval of our shareholders, we will be working diligently to achieve the goals set forth for the bank."

     Madison Bank, founded in 1989, and headquarters in Blue Bell, PA, operates two additional branch offices in the Plymouth Square Shopping Center, Conshohocken, PA, and Village of Centre Square, Blue Bell, PA. Madison services commercial and personal accounts, offering services including early morning, late evening and weekend banking hours, commercial and personal loans, and money market and checking accounts.

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